Exhibit 99.1
Semi-Annual NY Micro Cap Conference Sidoti & Company, LLC January 2012

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations. Forward Looking Statements

Overview of the Company

Company Overview Three world-class, large, modern mills that produce 1.5 million tonnes of high-quality northern bleached softwood kraft ("NBSK") pulp, a premium grade of pulp Strategically located mills in British Columbia and Germany Excellent fiber baskets, with ready access to key global markets Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Mercer has grown through organic expansion, greenfield development and acquisition and its financial structure offers very high leverage to the pulp cycle Company employs approximately 1,500 people and generated over €900 million (US$1.2 billion*) in revenues in fiscal 2010 U.S. domiciled corporation listed on both the NASDAQ (MERC) and the TSX (MRI.U) Management believes the long term supply/demand outlook for NBSK is strong * At a EUR/USD fx rate of 1.3273

Company Overview as at Sept. 30/2011 Equity Structure (3 month averages) WACSO*: 55.1 million shares Diluted shares outstanding : 56.6 million Average daily trading volume: 250,000 shares / day ** * WACSO = Weighted Average Common Shares Outstanding ** Source: FactSet, average daily volume traded during Q4'2011 Debt Structure The Celgar and Rosenthal mills - the "Restricted Group" - are reported separately from Stendal - the "Unrestricted Group" - in accordance with the terms of the indenture on the Senior Notes due 2017 (Stendal debt is non- recourse to Mercer) Restricted Group: €219.8 ($295.6) million senior unsecured notes due Dec. 2017; €2.7 million Rosenthal equipment loan Note: In October 2011, Mercer repurchased approximately $9.3 million in 2017 Notes, reducing the amount outstanding to €212.9 ($286.3) million Unrestricted Group: €477.5 million loan facility due September 2017

Mercer conducts operations through three subsidiaries; two in Germany and one in British Columbia, Canada Mercer operates the only two NBSK market pulp mills in Germany - Europe's largest market for NBSK pulp - and one of the largest, most modern pulp mills in North America Significant Production Capacity with Access to Key Global Markets Rosenthal (Germany) Celgar (British Columbia) Stendal (1) (Germany) 74.9% Restricted Group 100% 100% Pursuant to the terms of its 2017 Senior Notes, Mercer reports the Stendal mill separately from Rosenthal, Celgar and Mercer International Inc., (together the "Restricted Group") as the debt at Stendal is non-recourse to Mercer's other operations 520,000 ADMT 100 MW Capacity 330,000 ADMT 57 MW Capacity 645,000 ADMT 102 MW Capacity

MERCER

Modern and Competitive Assets

- Mercer's operations are some of the largest and most modern in the world
  - Relative age and production capacity provide a competitive advantage
  - Low production costs
  - Low maintenance capital requirements
  - High runability / efficiency
  - Strong record of environmental performance
  - All facilities are net energy producers



Q409
STRONG
WEAK
Botnia
Mercer
Ilim
Canfor Pulp
Howe Sound
UPM
SCA
M-real
SFK
W. Fraser
Södra
Heinzel
Clearwater
Weyerhaeuser
Stora Enso
Domtar
Tembec
Billerud
AbitibiBowater
IP
Weighted Average Mill Capacity (000 mt/a)
Technical Age (Years)
Weighted Average Technical Age 20.1 years
Weighted Average Capacity 370,000 t/a

Note: Bubble sizes represent market and integrated pulp productions

Source: Jaakko Pöyry, July 2010

7

Strategic Locations Mercer's strategic locations in Germany and Western Canada position the company well to serve customers in Europe, North America and Asia In particular, China - the world's biggest pulp importer and fastest growing pulp import market - and Germany - the largest European pulp import market Celgar (B.C., Canada) 520,000 ADMT ^ United States Stendal (Germany) 645,000 ADMT Rosenthal (Germany) 330,000 ADMT ^ ^ Indonesia China Thailand Middle East Europe Japan

Growing Electricity Revenues Mercer has been a leader among paper and forest products companies in embracing the "carbon economy" and in harnessing significant value from its surplus power generation Mercer recognized the opportunity to secure a new revenue stream from its operations, as the market place turned to biomass for its carbon neutral power At the end of September 2010, Celgar's new 48 MW turbine achieved commercial operating status, bringing Mercer's total installed generating capacity to 259 MW CAGR: 20.5% CAGR: 2.7% CAGR: 5.8% The sale of green electricity is a significant and growing part of Mercer's operations

L-T NBSK Supply/Demand Fundamentals are Positive Management believes that, given the underperforming global economy, the generally flat supply, overall growing demand and positive exposure to the effects of climate change create an attractive operating environment for Mercer Long-term global demand for NBSK remains strong, as global production of tissue and specialty papers grows, emerging markets develop, and standards of living improve Chinese production of fine paper and pulp-based tissue are forecast to grow at double-digit rates over the next several years NBSK's strength attributes are needed given the trend by tissue and paper producers towards faster production rates, increased recycled content, and lower basis weights Global supply of softwood pulp is expected to remain relatively flat New mills are overwhelmingly hardwood pulp and management believes any increases in softwood supply should be more than offset by capacity closures Mercer benefits from favourable green energy rates and related government incentives Climate change is making the cost curve of pulp and paper steeper, significantly disadvantaging inefficient and environmentally unsound operations and benefitting world class operations, such as Mercer's

NBSK Pricing and Global Supply Environment Despite recent price decreases, management is confident Mercer will remain profitable during the current slow down and is well positioned to benefit from the eventual market rebound Source: RISI, PPPC * Q4-2011 Days of supply reflects the November value of 34 days of supply, as the December data is not yet available

The Widening Price Gap Between BSK and BHK Source: RISI We believe the substitution of hardwood for softwood is becoming increasingly limited with the passage of time

Overview of Operations

Operating EBITDA margins improved in 2010 given strong pulp pricing, but margins have compressed in 2011 due initially to a weaker US dollar and latterly, to weaker global economic conditions Improving Financial Performance

The downturn in the US housing market and other factors have decreased the level of lumber production and overall forest harvesting activity in all regions where we operate While Celgar's fiber costs have been stable at satisfactory levels, we are experiencing some modest upward pressure, particularly for pulp wood Fiber costs in Germany have stabilized at elevated levels and are expected to remain at these levels for the short to medium term Fiber Costs are Stable

Mercer's Regional Sales Closely Matches Demand Mercer has a well-diversified and stable sales mix Sizeable player in European markets, in particular Germany - Europe's largest NBSK market Significant exposure to China - the world's largest importer of pulp and the fastest growing pulp market Growing exposure to tissue / hygiene end uses, which have a higher growth rate for NBSK than printing and writing papers *Hawkins Wright - End Use Markets for Bleached Kraft Market Pulp, September 2011

Financial Review

Corporate Structure and Long Term Debt Rosenthal (Germany) Celgar (British Columbia) Stendal (Germany) 74.9% As at September 30, 2011 €219.8 (US$295.6) million senior unsecured notes due December 2017 Note: In October 2011, Mercer repurchased $9.3 million in outstanding 2017 Notes, reducing the amount outstanding to €212.9 (US$286.3) million €2.7 million Rosenthal equipment loan €477.5 million non-recourse term loan due September 2017 Principal amount of the loan is 80% guaranteed by the German government Interest rate of 5.28% until maturity Restricted Group 100% 100% The debt at Stendal is non-recourse to Mercer and its other operations

Selected Historical Financial Data - Consolidated (€ 000s unless otherwise indicated) * Reflects Rosenthal's turbine shut of approximately 60 days for maintenance. Celgar's Green Energy Project became operational Sept. 28, 2010 ** Includes gains (losses) on Stendal's interest rate swaps and foreign exchange gains (losses) on Mercer's US denominated intercompany debt, which are non-cash mark-to-market valuation adjustments occurring every quarter.

Balance Sheet

Capital Structure "Restricted Group" structure was used to protect Mercer from the high leverage of the Stendal project The Restricted Group - created at the time of issuing US$310 million Notes - is supported by the Celgar and Rosenthal operations (recently replaced by a US$300 million issue due December 2017) Together, the mills provide approximately 850,000 tonnes of pulp production capacity Now that Celgar's Green Energy Project is online, the Restricted Group is expected to generate approximately US$35 - 40 million in annual electricity revenues Since energy production is a by-product of our pulp production, there are minimal incremental costs and our energy sales are highly profitable Mercer's operations have benefitted from the heavy involvement of governments in the form of non-repayable grants for the construction of its mills in Germany Mercer has received €426 million in government grants for the construction of the Rosenthal, Stendal, and Celgar's Green Transformation Projects These grants reduce the cost basis of the assets purchased and are not reported in our income The Stendal debt of €477 million is guaranteed to 80% by the German government and is non-recourse to the rest of Mercer Stendal's debt is amortizing and has a sinking fund account to support debt amortization and interest payments during weaker periods Stendal's balance sheet is complicated by its deeply subordinated shareholder loans and a quarterly mark-to-market, non-cash valuation adjustment relating to its fixed interest rate swaps

Investment Highlights

Key Investment Highlights Operates world-class, large, modern mills that produce high-quality NBSK pulp which is a premium grade of kraft pulp Strategically located mills, with excellent fiber baskets, in close proximity to key global markets Strong, long-term forecast supply/demand outlook for NBSK Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Financial structure offers very high leverage to the pulp cycle Experienced, shareholder-focused management team and board of directors Improved liquidity performance

Appendix A

Current Industry Environment

NBSK is Needed for Strength Despite the current supply/demand imbalance, management believes demand for NBSK will remain strong over the long term Reinforcing properties needed by modern production technology make NBSK an essential component in a wide range of paper, tissue and hygiene products Producers have already generally substituted as much lower cost hardwood and recycled pulp into their products as possible, so any demand growth in their products should translate directly into demand growth for NBSK Demand for most paper grades in which NBSK is used, such as tissue, is forecasted to continue growing Improving global standards of living in countries such as China, aging populations, and growing interest in health and cleanliness are increasing demand for tissue and hygiene products For example, in China, tissue consumption increased by approximately 2.5 million tonnes between 2000 and 20091, and demand of fine paper and woodpulp based tissue are forecasted to grow at respective average annual rates of 10.4% and 12.7% from 2009 to 2014 2 Supply of NBSK is forecasted to remain flat or decrease The vast majority of the new pulp capacity that is coming online is hardwood There have been significant permanent softwood closures in recent years and global pulp inventories remain at near record lows The long term supply / demand fundamentals for NBSK pulp currently remain strong 1 Tissue PPI Annual Review, Income - McKinsey Institute, TerraChoice MSI; 2 Hawkins Wright - Defining the China Market (December 2010)

Global NBSK End Uses *Hawkins Wright - End Use Markets for Bleached Kraft Market Pulp, April 2009 & September 2011 CAGR = - 6% CAGR = +24% CAGR = +8% 2008 Total NBSK Demand: 10.5 million tonnes 2010 Total NBSK Demand: 12.3 million tonnes With the exception of the "Other P&W" segment, which includes mechanical and newsprint paper grades, all NBSK end use segments are growing on an absolute basis, particularly in the tissue and specialty grades - the segments where Mercer focuses its sales

Developments in Global NBSK Demand *Hawkins Wright - Outlook for Market Pulp, July 2011 CAGR: 0.6%

Note: As at Q3-2011. Does not include energy revenue netted from cost Total Cash Cost and Cumulative Production The steepness of the NBSK production curve implies that when market conditions deteriorate, as it is believed they are currently doing, the high cost producers in the 4th quartile will be forced to curtail or stop production NBSK Producers Face a Steep Cost Curve Cumulative Production, Metric Tonnes per Year (x1,000,000)

1 PPPC Flash Report - December 2011 Permanently Shut NBSK Capacity Despite restarts caused by record high pulp pricing, softwood pulp markets remained tight throughout 2010 and the first half of 2011 due to steady demand growth and the permanent closure of high cost capacity. Global softwood inventories at the end of November total 34 days of supply, reflecting the current weak economic conditions 1 Source: TerraChoice Markets Services Inc., company press releases

Global Supply of BSK Source: TerraChoice Markets Services Inc. Most of the announced new pulp capacity that is coming online is hardwood pulp. Total global softwood pulp capacity is currently expected to remain flat, as there is only one sizeable softwood mill capacity expansion expected in the next few years

Tissue Furnish is Using Less Recovered Fiber Tissue is expected to use an increasing percentage of virgin fiber and a decreasing percentage of recovered fiber, going forward Source: Poyry, Europulp - UTIpulp Seminar, Sept. 2011, "The future development of the European and Global Tissue Industry and its fibre furnish"

MERCER

Tissue Products Require NBSK for Quality

NBSK provides the formation and strength that is required to produce tissue on modern machines and contributes to the softness and absorbency that end users demand from their tissue products

Product Category	Fibre Furnish	
Toilet Paper	**BSKP 30%** BHKP 70% recycled fiber	*BHKP content can be as high as 80-90%*
Towels *(kitchen/hand towels, wipes)*	**BSKP 50-70%** BHKP 30-50% recycled fiber	
Facial / Handkerchief	**BSKP 20%** BHKP 80%	*Up to 100% BHKP can be used*
Napkins / Serviettes	**BSKP 40%** BHKP 60% recycled fiber	*For colored products, higher shares of BSKP*
Others *(eg. Medical)*	**BSKP 50%** BHKP 50% Some recycled fiber	*Some are 35% BSKP/65% BHKP*

Source: Poyry, Europulp – UTIpulp Seminar, Sept. 2011, "The future development of the European and Global Tissue Industry and its fibre furnish

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Tissue is the Highest Growth Segment Since 2000, global tissue output has grown at an average annual rate of 3.9% As populations age, global standards of living improve, and health and hygiene become larger concerns, demand for tissue - and thus NBSK - should continue to grow Source: TerraChoice Market Services Inc., FAO, PPI Annual Review 2000 - 2009 Average annual growth rate = 3.9%

Growth in Demand Could Accelerate The better off the developing world's populations are financially, the greater their demand for tissue and hygiene products should be Source: TerraChoice Market Services Inc. If living standards improve as forecasted in markets such as China, management believes demand growth for NBSK in these markets should also accelerate China Tissue Production and Consumption

Operations

Restricted Group - Rosenthal Mill Location: Blankenstein, Germany, approximately 300 km south of Berlin Pulp Production Capacity: 330,000 ADMT / year Electricity Generating Capacity: 57 MW Key Features: Built in 1999, the mill is modern, efficient, and ISO 9001 and ISO 14001 certified Strategically located in central Europe, offers a superior value proposition to customers Allows customers to operate on just in time inventory, lowering their costs and making Rosenthal the preferred supplier Close proximity to stable fiber supply and nearby sawmills One of the largest biomass power plants in Germany In 2010, generated €11.0 million (US$14.6 million) in revenue from electricity sales* A "world class" operation which has continuously increased pulp and electricity production * 2010 average EUR:USD fx of 1.3273

Restricted Group - Celgar Mill Location: Castlegar, BC, Canada, approximately 600 km east of Vancouver Pulp Production Capacity: 520,000 ADMT / year Electricity Generating Capacity: 100 MW Key Features: A modern and efficient mill that is ISO 9001 and ISO 14001 certified Fiber costs are expected to continue to improve through further optimization Significant potential of upside incremental improvements if sawmill activity improves Green Energy Project was completed in September 2010 10 year power supply contract with BC Hydro Secured C$57.7 million in non-repayable capital funding from Government of Canada for green capital investments Majority used to fund Green Energy Project Celgar continues to demonstrate significant upside potential Total pulp production exceeded 500,000 Admt for the first time in 2010

Unrestricted Group - Stendal Mill Location: Stendal, Germany, approximately 130 km west of Berlin Pulp Production Capacity: 645,000 ADMT / year Electricity Generating Capacity: 102 MW Key Features: Completed in 2004, it's one of the newest and largest pulp mills in the world ISO 9001 and ISO 14001 certified ~75% Mercer owned Debt is 80% government guaranteed, low interest and non-recourse to Mercer Located in a strong forest base and is well positioned to serve both European and off-shore customers One of the largest biomass power plants in Germany In 2010, exported 300,286MWh and generated €29.1 million (US$38.6 million) in revenue from electricity sales* Due to Stendal's excellent production capacity, the mill has further potential to add generating capacity * 2010 average EUR:USD fx of 1.3273